Item 1: Report to Shareholders

Equity Index 500 Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Despite a sharp decline from mid-May through mid-June, U.S. stocks rose strongly in 2006, the market’s fourth consecutive year of gains since the end of the 2000–2002 bear market. In fact, several major indexes reached six-year highs, if not record levels. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year. Investors were also pleased that the Federal Reserve, which increased the federal funds target rate to 5.25% by mid-year, refrained from raising it in the last six months in anticipation that slower economic growth would allow inflation to moderate over time.

HIGHLIGHTS

• Stocks rose strongly in the second half of 2006, capping the market’s fourth straight positive year. Large-cap shares outperformed in the last six months, but small- and mid-caps did best for the full year.

• The Equity Market Index Funds closely tracked their unmanaged benchmarks in both periods.

• Using full replication and sampling strategies, we keep the compositions and other attributes of each fund very similar to that of its benchmark.

• These passively managed funds provide convenient and broad exposure to large segments of the stock market, and we are not concerned with economic and market trends. We seek only to replicate the major indexes.

MARKET ENVIRONMENT

U.S. economic growth moderated significantly over the course of 2006. According to the latest data, the economy expanded at an annualized rate of 2.0% in the third quarter versus 2.6% in the second and 5.6% in the first. The slowdown reflected a cooler housing market, softer manufacturing activity, and some deceleration of consumer spending amid high energy costs, rising mortgage costs, and slower housing equity growth.

The overall rate of inflation eased somewhat as oil and gas prices declined from their summer peaks, but “core” inflation (excluding food and energy prices) remained above the stated comfort zone of Federal Reserve officials. Nevertheless, the central bank refrained from raising the fed funds rate in the last six months based on the moderation of U.S. economic growth and expectations that inflation will diminish over time. However, Fed officials believe that “some inflation risks remain” and have left open the possibility of additional rate increases.

Large-cap shares, as measured by the S&P 500 Index, returned 12.74% and 15.79% in the 6- and 12-month periods ended December 31, 2006, respectively, versus 10.00% and 16.07%, respectively, for the Dow Jones Wilshire 4500 Completion Index, a broad benchmark for small- and mid-cap stocks. As measured by various Russell indexes, value stocks outperformed growth across all market capitalizations in both periods, but the latter have demonstrated improving relative performance in recent months.

SUMMARY OF INVESTMENT STRATEGIES

T. Rowe Price’s equity market index funds are designed for investors who want to harness the potential for long-term capital appreciation from broad exposure to large-cap stocks (Equity Index 500 Fund), small- and mid-cap stocks (Extended Equity Market Index Fund), or the entire U.S. stock market (Total Equity Market Index Fund). These funds could serve as core holdings in an investor’s portfolio, as they offer attributes that many investors will find appealing.

• They are well-diversified, which can reduce the potentially negative impact of a given stock on the entire portfolio. The Equity Index 500 Fund invests in all S&P 500 Index stocks, while the Total Equity Market Index Fund and the Extended Equity Market Index Fund invested in approximately 1,800 and 2,300 stocks, respectively, as of December 31.

• They tend to closely track their benchmarks. The Equity Index 500 Fund uses a full replication strategy so that the weightings of our holdings match those of the S&P 500 Index. The Total Equity Market Index Fund and the Extended Equity Market Index Fund use a sampling strategy to approximate the sector allocations, price/earnings ratio, and other attributes of their benchmarks. We occasionally invest in securities such as futures and exchange-traded funds (ETFs) so that the index funds can accommodate cash flows and remain fully invested.

• They offer instant, broad exposure to different sectors of the stock market, and each fund’s sector allocations are consistent with its benchmark’s sector breakdown. As such, changes in the funds’ sector diversification and other overall characteristics reflect changes in the composition of the indexes, rather than strategic shifts that are typical of an actively managed fund.

• Their expenses are generally very low, which enables investors to retain more of their returns. In general, T. Rowe Price’s equity index funds’ expense ratios are well below those of their peer group averages, as measured by Lipper.

EQUITY INDEX 500 FUND

Your fund returned 12.55% in the second half of 2006 and 15.41% for the entire year. As shown in the table, the fund closely tracked the performance of its benchmark, the S&P 500 Stock Index, in both periods. Fund performance tends to trail that of the benchmark due to annual operating and management expenses.

All major S&P 500 sectors advanced in the second half of the year, led by telecommunication services. Though a small part of the large-cap universe (3.5% of assets as of December 31), telecom companies AT&T, BellSouth, which was acquired by AT&T at the end of the year, and Verizon Communications were some of the largest contributors to fund and index performance in the last six months, thanks in part to strong wireless businesses. One major exception was Sprint Nextel, which struggled with the loss of customers and problems associated with integrating the businesses it acquired in recent years. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Stocks in the financials sector performed well in the last six months and, because it is the largest sector in the S&P 500 Index, contributed strongly to fund and index performance. Brokerage and investment banking companies did best, especially Goldman Sachs, Merrill Lynch, and Morgan Stanley, which benefited from favorable capital market conditions. Diversified financial services companies also performed well, and insurance firms were lifted by the dearth of disaster-related claims following an unexpectedly quiet 2006 Atlantic hurricane season.

Information technology shares produced solid returns in the last six months. Makers of computers and peripherals led the sector, especially IBM, Hewlett-Packard, and iPod maker Apple Computer. Software and communications equipment stocks also rose; bellwethers Microsoft and Cisco Systems were two of the largest contributors to fund and index performance. Other tech industries were less robust.

Consumer discretionary shares performed better than the broad market in the second half of the year, as consumer spending was helped by a sharp decline in oil and gas prices. Media stocks advanced, helped by some encouraging industry trends and leveraged buyout activity. Hotel, restaurant, and gaming stocks also performed well. Specialty retailers were less robust: Home Depot did well, but Best Buy stumbled as the company’s earnings were hurt by the discounts offered on popular merchandise amid strong retail competition.

Several sectors lagged the broad market in the second half of the year. Industrials and business services companies, many of which are cyclical, had difficulty advancing in the face of moderating economic growth. One of the largest detractors in the fund and index was machinery company Caterpillar, which struggled amid weaker-than-expected financial results. Consumer staples were generally lackluster, though a few names did well, including Procter & Gamble and tobacco giant Altria Group. Energy stocks lost their momentum as oil prices tumbled in the second half of the year; much of the sector’s gain is attributable to ExxonMobil, the largest company by market cap in the index.

For the entire year, all major sectors advanced, with telecommunication services and energy stocks producing the strongest gains. Consumer discretionary, utilities, financials, and materials stocks also did very well, performing better than or in line with the broad market. Other sectors lagged, especially health care and information technology.

Standard & Poor’s authorized about 30 changes to the composition of the S&P 500 Index in 2006, half of which occurred in the last six months. Many of the stocks that left the index were acquired by other companies or taken private via leveraged buyouts. Please see the table on page 11 for a complete list of index changes in 2006.

TOTAL EQUITY MARKET INDEX FUND

Your fund returned 11.75% in the second half of 2006 and 15.49% for the entire year. As shown in the table, the fund closely tracked the performance of its benchmark, the Dow Jones Wilshire 5000 Composite Index, in both periods. The fund typically lags its benchmark slightly due to annual operating and management expenses.

In general, what is true about the performance of the S&P 500 Index is also true about the performance of the Dow Jones Wilshire 5000 Composite Index. The Wilshire 5000 index, which represents the entire U.S. stock market, includes all S&P 500 companies. In fact, the S&P 500 represents 75% of the Wilshire 5000’s total market value. The largest components of the Wilshire index—as with the S&P 500—have the greatest influence on performance. In addition, the percentage weightings of the major sectors are somewhat similar.

In the last six months, all major U.S. equity sectors advanced, led by telecommunication services. Utilities, consumer discretionary, financials, and information technology stocks also did well, performing better than the Wilshire 5000. Other sectors lagged, especially industrials and business services, energy, and consumer staples.

For all of 2006, telecommunication services stocks produced superior returns, but utilities, materials, energy, and financials also performed very well. Other sectors generally lagged, especially health care and information technology.

EXTENDED EQUITY MARKET INDEX FUND

Your fund returned 9.62% in the second half of 2006 and 15.76% for the entire year. As shown in the Performance Comparison table, the fund trailed the Dow Jones Wilshire 4500 Completion Index in both periods. The fund typically lags its benchmark slightly due to annual operating and management expenses.

As shown in the table below, many sectors in the small- and mid-cap universe produced excellent returns in the second half of the year. Telecommunication services shares performed best in percentage terms, led by companies associated with wireless telephone service. Utilities, which often act like bonds because of their high dividend payouts, were almost equally strong, benefiting from declining long-term interest rates. Consumer staples companies also did well, as falling energy costs helped support consumer spending and the slowing economy increased the appeal of noncyclical businesses. Of course, these three sectors collectively represented less than 10% of the fund and index at year end, so their vigorous performance in percentage terms did not have a large impact on fund performance.

Consumer discretionary shares performed very well in the last six months and, because of their sizable representation in the fund and index, made a significant contribution to performance. The beleaguered media industry did best, boosted by leveraged buyout activity. Hotel and restaurant companies appreciated as consumer spending trends remained favorable, while gaming stocks were big winners due to leveraged buyouts. Other industries were less robust.

Materials stocks, though a small part of the small-and mid-cap investment universe, produced excellent returns, led by chemicals companies. Financials were also strong and, because of their substantial representation in the index, contributed the most to fund and index performance. Insurers, like their large-cap brethren, benefited from the decline in disaster-related claims relative to 2005. Real estate investment trusts (REITs) also did very well, supported by favorable fundamentals for commercial real estate and brisk merger and acquisition activity.

On the down side, energy stocks produced slight negative returns in the last six months. The sector struggled as oil prices fell sharply from their $78 per barrel peak in mid-July to about $61 at year end. Health care stocks underperformed; most underlying sectors produced tepid gains. Industrials and business services companies were also lackluster, as the slowing economy weighed on prospects for cyclical businesses.

For all of 2006, telecommunication services and materials stocks outpaced other sectors in percentage terms, though consumer staples, utilities, and financials also produced strong returns. Health care issues lagged substantially.

OUTLOOK

Although the current bull market in U.S. equities has lasted more than four years, there is no indication that the bull is on its last legs. The economy seems to be expanding at a healthy pace, corporate profits remain strong, energy costs have fallen substantially from their peaks, and interest rates, though not as low as they were a few years ago, remain supportive. Still, after four years of strong returns, it is reasonable to expect any future gains to be more moderate, particularly if any of the current favorable trends come to an end.

Regardless of the prospects for the economy or individual companies, industries, or sectors, we will continue to track closely the major U.S. stock indexes to provide you with opportunities for convenient and broad exposure to large-cap stocks, small- and mid-cap stocks, and the entire U.S. stock market. We thank you for your confidence in our investment and index-tracking capabilities.

Respectfully submitted,

E. Frederick Bair
Chairman of the Investment Advisory Committee, Equity Index 500 Fund
and Extended Equity Market Index Fund
Co-chairman of the Investment Advisory Committee, Total Equity Market
Index Fund

Ken Uematsu
Co-chairman of the Investment Advisory Committee, Total Equity Market
Index Fund

January 18, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

Dow Jones Wilshire 5000 Composite Index: Tracks the performance of the most active stocks in the broad U.S. market.

Dow Jones Wilshire 4500 Completion Index: Tracks the performance of all stocks in the Dow Jones Wilshire 5000 Composite Index, excluding those in the S&P 500 Stock Index.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Equity Index 500 Fund	Percent of Net Assets 12/31/06
ExxonMobil	3.5%
GE	3.0
Citigroup	2.1
Microsoft	2.0
Bank of America	1.9
Procter & Gamble	1.6
Johnson & Johnson	1.5
Pfizer	1.5
American International Group	1.5
Altria Group	1.4
J.P. Morgan Chase	1.3
Cisco Systems	1.3
Chevron	1.3
IBM	1.1
AT&T	1.1
Wells Fargo	0.9
ConocoPhillips	0.9
Intel	0.9
Wal-Mart	0.9
Hewlett-Packard	0.9
Verizon Communications	0.9
Wachovia	0.9
PepsiCo	0.8
Google	0.8
Coca-Cola	0.8
Total	34.8%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Total Equity Market Index Fund	Percent of Net Assets 12/31/06
ExxonMobil	2.5%
GE	2.1
Microsoft	1.6
Citigroup	1.5
Bank of America	1.3
Procter & Gamble	1.1
Johnson & Johnson	1.1
Wal-Mart	1.0
Pfizer	1.0
American International Group	1.0
Altria Group	1.0
Cisco Systems	0.9
J.P. Morgan Chase	0.9
Chevron	0.9
Berkshire Hathaway	0.9
IBM	0.8
Google	0.8
AT&T	0.7
ConocoPhillips	0.7
Wells Fargo	0.6
Intel	0.6
Hewlett-Packard	0.6
Coca-Cola	0.6
Verizon Communications	0.6
Wachovia	0.6
Total	25.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

Extended Equity Market Index Fund	Percent of Net Assets 12/31/06
Berkshire Hathaway	3.6%
Genentech	1.9
Kraft Foods	1.3
Las Vegas Sands	0.7
Accenture	0.7
Blackrock	0.4
MGM Mirage	0.4
EchoStar Communications	0.4
American Tower Systems	0.4
Southern Copper	0.3
NYSE Group	0.3
Seagate Technology	0.3
Liberty Media Interactive	0.3
GlobalSantaFe	0.3
Mastercard	0.3
Liberty Media Capital	0.3
Garmin	0.3
Liberty Global	0.3
Host Hotels And Resorts	0.3
Marvell Technology Group	0.2
General Growth Properties	0.2
Diamond Offshore Drilling	0.2
Precision Castparts	0.2
Wynn Resorts	0.2
Nymex Holdings	0.2
Total	14.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and securities lending collateral.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an account maintenance fee that is not included in the accompanying table. The account maintenance fee is charged on a quarterly basis, usually during the last week of a calendar quarter, and applies to accounts with balances below $10,000 on the day of the assessment. The fee is charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee is charged and deducted from the proceeds. The fee applies to IRA accounts but not to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 12/31/06‡	12/31/05‡	12/31/04	12/31/03	12/31/02
NET ASSET VALUE					
Beginning of period	$ 33.55	$ 32.56	$ 29.95	$ 23.67	$ 30.84
Investment activities					
Net investment income	0.64*	0.51*	0.51*	0.37*	0.34*
Net realized and unrealized gain (loss)	4.48	0.98	2.61	6.28	(7.17)
Total from investment activities	5.12	1.49	3.12	6.65	(6.83)
Distributions					
Net investment income	(0.63)	(0.50)	(0.51)	(0.37)	(0.34)
NET ASSET VALUE					
End of period	**$ 38.04**	**$ 33.55**	**$ 32.56**	**$ 29.95**	**$ 23.67**

Ratios/Supplemental Data

Total return^	**15.41%***	**4.62%***	**10.51%***	**28.31%***	**(22.21)%***
Ratio of total expenses to average net assets	0.35%*	0.35%*	0.35%*	0.35%*	0.35%*
Ratio of net investment income to average net assets	1.83%*	1.56%*	1.69%*+	1.44%*	1.27%*
Portfolio turnover rate	2.9%	8.4%	6.4%	1.2%	6.6%
Net assets, end of period (in millions)	$ 7,762	$ 5,758	$ 4,789	$ 3,885	$ 2,708

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 0.35% contractual expense limitation in effect through 4/30/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Includes the effect of a one-time special dividend (0.26% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 10.5%		
Auto Components 0.2%		
Cooper Tire (1)	41	1
Goodyear Tire & Rubber (1)(2)	104,250	2,188
Johnson Controls	117,829	10,124
Visteon (2)	57,357	486
		12,799
Automobiles 0.4%		
Ford Motor (1)	1,151,228	8,646
GM (1)	343,166	10,542
Harley-Davidson (1)	156,490	11,028
		30,216
Distributors 0.1%		
Genuine Parts	105,412	5,000
		5,000
Diversified Consumer Services 0.1%		
Apollo Group, Class A (2)	84,639	3,298
H&R Block	195,138	4,496
		7,794
Hotels, Restaurants & Leisure 1.6%		
Carnival	269,498	13,219
Darden Restaurants	82,852	3,328
Harrah's Entertainment	112,030	9,267
Hilton (1)	231,936	8,094
International Game Technology	204,764	9,460
Marriott, Class A	206,310	9,845
McDonald's	741,164	32,856
Starbucks (2)	453,886	16,077
Starwood Hotels & Resorts	128,145	8,009
Tim Hortons (1)	86,314	2,500

Wendy's	63,735	2,109
Wyndham Worldwide (2)	118,617	3,798
Yum! Brands	153,110	9,003
		127,565
Household Durables 0.6%		
Black & Decker	41,334	3,305
Centex	72,492	4,079
D. R. Horton	168,900	4,474
Fortune Brands	90,489	7,727
Harman International	38,400	3,837
KB Home (1)	47,724	2,447
Leggett & Platt	104,496	2,497
Lennar, Class A	84,900	4,454
Newell Rubbermaid (1)	163,625	4,737
Pulte (1)	128,972	4,272
Snap-On	32,100	1,529
Stanley Works (1)	47,917	2,410
Whirlpool (1)	45,708	3,795
		49,563
Internet & Catalog Retail 0.1%		
Amazon.com (1)(2)	186,200	7,347
		7,347
Leisure Equipment & Products 0.2%		
Brunswick (1)	54,730	1,746
Eastman Kodak (1)	173,762	4,483
Hasbro	91,921	2,505
Mattel	227,019	5,144
		13,878
Media 3.7%		
CBS, Class B	478,367	14,915
Clear Channel Communications	303,345	10,781
Comcast, Class A (1)(2)	1,266,484	53,610
DIRECTV (2)	450,100	11,225
Disney	1,260,068	43,183

Dow Jones (1)	36,413	1,384
Gannett	143,198	8,658
Idearc (1)(2)	84,174	2,412
Interpublic Group (1)(2)	269,100	3,294
Live Nation (1)(2)	33,480	750
McGraw-Hill	215,424	14,653
Meredith	25,776	1,452
New York Times, Class A (1)	83,491	2,034
News Corp, Class A	1,302,389	27,975
Omnicom	103,133	10,782
Scripps, Class A (1)	55,700	2,782
Time Warner (1)	2,429,945	52,924
Tribune (1)	116,264	3,579
Univision Communications, Class A (2)	157,206	5,568
Viacom, Class B (2)	420,167	17,239
		289,200
Multiline Retail 1.1%		
Big Lots (1)(2)	58,934	1,351
Dillards, Class A (1)	35,455	1,240
Dollar General	193,222	3,103
Family Dollar Stores	88,209	2,587
Federated Department Stores	317,084	12,090
J.C. Penney	135,322	10,469
Kohl's (2)	197,622	13,523
Nordstrom	138,002	6,809
Sears Holding (2)	50,119	8,417
Target	520,217	29,678
		89,267
Specialty Retail 2.0%		
Autonation (2)	96,951	2,067
AutoZone (2)	30,845	3,564
Bed Bath & Beyond (2)	168,822	6,432
Best Buy	243,613	11,983

Circuit City	89,597	1,701
GAP	323,201	6,302
Home Depot	1,236,595	49,662
Lowe's	921,818	28,715
Office Depot (2)	167,639	6,399
OfficeMax (1)	42,458	2,108
RadioShack (1)	82,943	1,392
Sherwin-Williams	66,899	4,253
Staples	435,471	11,627
The Limited (1)	205,201	5,939
Tiffany (1)	81,707	3,206
TJX	274,764	7,836
		153,186
Textiles, Apparel & Luxury Goods 0.4%		
Coach (2)	221,990	9,537
Hanesbrands (2)	53,013	1,252
Jones Apparel Group	62,659	2,095
Liz Claiborne (1)	58,543	2,544
Nike, Class B	112,835	11,174
V. F.	50,327	4,131
		30,733
Total Consumer Discretionary		816,548
CONSUMER STAPLES 9.2%		
Beverages 2.0%		
Anheuser-Busch	470,226	23,135
Brown-Forman, Class B	47,431	3,142
Coca-Cola	1,237,132	59,692
Coca-Cola Enterprises (1)	161,674	3,301
Constellation Brands, Class A (2)	123,800	3,593
Molson Coors Brewing, Class B	30,556	2,336
Pepsi Bottling Group	79,044	2,443

PepsiCo	995,965	62,297
		159,939
Food & Staples Retailing 2.2%		
Costco Wholesale	277,107	14,651
CVS (1)	497,692	15,384
Kroger	436,253	10,064
Safeway	269,181	9,303
Supervalu (1)	125,482	4,486
Sysco	372,804	13,704
Wal-Mart	1,493,457	68,968
Walgreen	607,560	27,881
Whole Foods Market	87,100	4,087
		168,528
Food Products 1.1%		
Archer-Daniels-Midland	397,116	12,692
Campbell Soup (1)	131,449	5,112
ConAgra	304,461	8,220
Dean Foods (1)(2)	78,500	3,319
General Mills	208,929	12,034
Heinz	195,259	8,789
Hershey Foods (1)	103,206	5,140
Kellogg	151,436	7,581
McCormick	74,505	2,873
Sara Lee	450,308	7,669
Tyson Foods, Class A (1)	144,900	2,384
Wrigley	140,303	7,256
		83,069
Household Products 2.2%		
Clorox	89,197	5,722
Colgate-Palmolive	310,491	20,256
Kimberly-Clark	275,040	18,689

Procter & Gamble	1,921,860	123,518
		168,185
Personal Products 0.1%		
Avon	267,461	8,837
Estee Lauder, Class A	74,900	3,057
		11,894
Tobacco 1.6%		
Altria Group	1,273,206	109,267
Reynolds American (1)	104,898	6,868
UST (1)	97,015	5,646
		121,781
Total Consumer Staples		713,396
ENERGY 9.9%		
Energy Equipment & Services 1.7%		
Baker Hughes	196,196	14,648
BJ Services	179,622	5,266
Halliburton	611,908	19,000
Nabors Industries (2)	184,292	5,488
National Oilwell Varco (1)(2)	107,027	6,548
Noble Drilling	82,680	6,296
Rowan	66,195	2,198
Schlumberger	717,718	45,331
Smith International	121,400	4,986
Transocean (2)	169,575	13,717
Weatherford International (2)	207,200	8,659
		132,137
Oil, Gas & Consumable Fuels 8.2%		
Anadarko Petroleum	274,440	11,944
Apache	196,337	13,058
Chesapeake Energy (1)	233,600	6,786
Chevron	1,324,421	97,385

ConocoPhillips	997,513	71,771
CONSOL Energy	112,000	3,599
Devon Energy	264,412	17,737
El Paso Corporation (1)	426,272	6,513
EOG Resources	144,854	9,046
ExxonMobil	3,536,182	270,978
Hess	163,052	8,082
Hugoton Royalty Trust (1)	36	1
Kinder Morgan	65,184	6,893
Marathon Oil	212,941	19,697
Murphy Oil (1)	113,400	5,766
Occidental Petroleum	517,794	25,284
Peabody Energy	145,100	5,863
Spectra Energy (2)(6)	364,237	10,108
Sunoco	74,474	4,644
Valero Energy	367,134	18,783
Williams Companies	361,370	9,439
XTO Energy	218,219	10,267
		633,644
Total Energy		765,781

FINANCIALS 22.1%

Capital Markets 3.8%

Ameriprise Financial	146,539	7,986
Bank of New York	466,656	18,372
Bear Steams (1)	71,153	11,582
Charles Schwab	623,699	12,062
E*TRADE Financial (2)	259,151	5,810
Federated Investors, Class B	54,851	1,853
Franklin Resources	92,237	10,162
Goldman Sachs	258,724	51,577
Janus Capital Group (1)	121,215	2,617
Legg Mason (1)	80,100	7,614
Lehman Brothers	322,046	25,158

Mellon Financial	250,306	10,551
Merrill Lynch	537,426	50,034
Morgan Stanley	643,224	52,378
Northern Trust	113,832	6,909
State Street	202,923	13,685
T. Rowe Price (3)	159,952	7,001
		295,351
Commercial Banks 4.1%		
BB&T	328,358	14,425
Comerica	99,485	5,838
Commerce Bancorp (1)	113,000	3,985
Compass Bancshares	75,300	4,492
Fifth Third Bancorp (1)	339,596	13,900
First Horizon National (1)	73,795	3,083
Huntington Bancshares (1)	132,758	3,153
KeyCorp	241,884	9,199
M & T Bank (1)	46,572	5,689
Marshall & Ilsley (1)	153,009	7,361
National City (1)	368,787	13,483
PNC Financial Services Group	178,222	13,195
Regions Financial	421,365	15,759
SunTrust	215,511	18,200
Synovus Financial	194,217	5,988
U.S. Bancorp	1,068,122	38,655
Wachovia	1,159,365	66,026
Wells Fargo	2,052,436	72,985
Zions Bancorp	63,228	5,212
		320,628
Consumer Finance 1.0%		
American Express	731,499	44,380
Capital One Financial	237,324	18,231
SLM Corporation	246,824	12,038
		74,649

Diversified Financial Services 5.7%

Bank of America	2,726,638	145,575
Chicago Mercantile Exchange Holdings	21,100	10,756
CIT Group	119,348	6,656
Citigroup	2,982,992	166,152
JPMorgan Chase	2,108,263	101,829
Moody's	141,888	9,799
		440,767

Insurance 4.8%

ACE Limited	196,502	11,902
AFLAC	301,084	13,850
Allstate (1)	378,367	24,636
Ambac	62,675	5,582
American International Group	1,579,617	113,195
Aon	187,195	6,616
Chubb	247,988	13,121
Cincinnati Financial	101,723	4,609
Genworth Financial, Class A	268,000	9,168
Hartford Financial Services	192,275	17,941
Lincoln National	173,781	11,539
Loews	253,382	10,508
Marsh & McLennan	333,493	10,225
MBIA (1)	79,186	5,785
MetLife	461,924	27,258
Principal Financial Group	163,592	9,603
Progressive Corporation	461,660	11,181
Prudential Financial	290,695	24,959
SAFECO	68,329	4,274
St. Paul Travelers Companies	417,896	22,437
Torchmark	63,164	4,027
UnumProvident (1)	208,929	4,342
XL Capital (1)	109,076	7,856
		374,614

Real Estate Investment Trusts (REITs) 1.1%		
Apartment Investment & Management, REIT, Class A (1)	58,719	3,289
Archstone-Smith Trust, REIT	132,435	7,709
Boston Properties, REIT (1)	70,500	7,887
Equity Office Properties, REIT	214,252	10,320
Equity Residential, REIT	178,475	9,058
Kimco Realty, REIT (1)	135,700	6,100
Plum Creek Timber, REIT	111,868	4,458
ProLogis, REIT	149,821	9,105
Public Storage, REIT	67,200	6,552
Simon Property Group, REIT	134,829	13,657
Vornado Realty Trust, REIT (1)	78,400	9,526
		87,661
Real Estate Management & Development 0.1%		
CB Richard Ellis Group, Class A (2)	105,900	3,516
Realogy (2)	132,197	4,008
		7,524
Thrifts & Mortgage Finance 1.5%		
Countrywide Credit	375,467	15,939
Fannie Mae	590,908	35,094
Freddie Mac	419,819	28,506
MGIC Investment (1)	52,545	3,286
Sovereign Bancorp (1)	215,769	5,478
Washington Mutual	572,965	26,064
		114,367
Total Financials		1,715,561
HEALTH CARE 12.0%		
Biotechnology 1.3%		
Amgen (2)	708,032	48,366
Biogen Idec (2)	203,359	10,003
Celgene (2)	225,152	12,953

Genzyme (2)	159,235	9,806
Gilead Sciences (2)	278,167	18,061
MedImmune (2)	142,098	4,600
		103,789
Health Care Equipment & Supplies 1.6%		
Bausch & Lomb (1)	33,397	1,739
Baxter International	396,449	18,391
Becton, Dickinson	148,812	10,439
Biomet	148,151	6,114
Boston Scientific (2)	717,529	12,327
C R Bard	61,254	5,082
Hospira (2)	92,862	3,118
Medtronic	699,027	37,405
St. Jude Medical (2)	214,621	7,847
Stryker	179,951	9,917
Zimmer Holdings (2)	144,381	11,317
		123,696
Health Care Providers & Services 2.4%		
Aetna	316,422	13,663
AmerisourceBergen	114,862	5,164
Cardinal Health	245,402	15,811
Caremark Rx	258,515	14,764
CIGNA	63,076	8,299
Coventry Health Care (2)	95,400	4,775
Express Scripts (2)	82,140	5,881
Health Management (1)	146,212	3,087
Humana (2)	100,154	5,540
Laboratory Corporation of America (1)(2)	76,800	5,642
Manor Care (1)	41,899	1,966
McKesson	178,659	9,058
Medco (2)	177,796	9,501
Patterson Companies (1)(2)	83,800	2,976
Quest Diagnostics (1)	96,096	5,093

Tenet Healthcare (1)(2)	282,533	1,969
UnitedHealth Group	817,346	43,916
WellPoint (2)	376,074	29,593
		186,698
Health Care Technology 0.1%		
IMS Health	113,918	3,130
		3,130
Life Sciences Tools & Services 0.3%		
Applera	112,798	4,139
Millipore (1)(2)	33,840	2,254
PerkinElmer	72,800	1,618
Thermo Fisher Scientific (2)	231,907	10,503
Waters Corporation (2)	60,735	2,974
		21,488
Pharmaceuticals 6.3%		
Abbott Laboratories	931,117	45,355
Allergan	93,016	11,138
Barr Pharmaceuticals (2)	64,200	3,218
Bristol Myers Squibb	1,192,410	31,384
Eli Lilly	596,980	31,103
Forest Laboratories (2)	191,414	9,686
Johnson & Johnson	1,760,190	116,208
King Pharmaceuticals (2)	140,975	2,244
Merck	1,315,864	57,372
Mylan Laboratories	122,105	2,437
Pfizer	4,371,714	113,227
Schering-Plough	898,366	21,237
Watson Pharmaceuticals (1)(2)	62,619	1,630
Wyeth	816,147	41,558
		487,797
Total Health Care		926,598

INDUSTRIALS & BUSINESS SERVICES 10.7%

Aerospace & Defense 2.4%		
Boeing	480,280	42,668
General Dynamics	244,772	18,199
Goodrich	72,135	3,286
Honeywell International	495,666	22,424
L-3 Communication	74,669	6,106
Lockheed Martin	216,144	19,900
Northrop Grumman	207,759	14,065
Raytheon	269,158	14,212
Rockwell Collins	99,481	6,296
United Technologies	610,796	38,187
		185,343
Air Freight & Logistics 0.9%		
Fedex	184,310	20,020
UPS, Class B	650,569	48,779
		68,799
Airlines 0.1%		
Southwest Airlines	434,945	6,663
		6,663
Building Products 0.1%		
American Standard	103,821	4,760
Masco	237,954	7,108
		11,868
Commercial Services & Supplies 0.5%		
Acco Brands (1)(2)	16,472	436
Allied Waste Industries (1)(2)	153,193	1,883
Avery Dennison	58,677	3,986
Cintas	80,511	3,197
Equifax	74,845	3,039
PHH (1)(2)	21,986	635

Pitney Bowes	128,938	5,955
R.R. Donnelley	131,342	4,668
Robert Half International	100,362	3,725
Waste Management	326,710	12,013
		39,537
Construction & Engineering 0.1%		
Fluor (1)	53,245	4,348
		4,348
Electrical Equipment 0.5%		
American Power Conversion	103,038	3,152
Cooper Industries, Class A	54,421	4,921
Emerson Electric	489,460	21,580
Power-One (1)(2)	37,900	276
Rockwell Automation	102,446	6,258
		36,187
Industrial Conglomerates 4.0%		
3M	448,701	34,967
GE	6,254,868	232,744
Textron	75,595	7,088
Tyco International	1,208,746	36,746
		311,545
Machinery 1.4%		
Caterpillar	395,484	24,255
Cummins Engine	31,349	3,705
Danaher (1)	142,619	10,331
Deere	141,098	13,414
Dover	121,509	5,956
Eaton	89,002	6,688
Illinois Tool Works	255,578	11,805
Ingersoll-Rand, Class A	187,748	7,347
ITT	111,066	6,311
PACCAR (1)	149,506	9,703

Pall	73,442	2,537
Parker Hannifin	70,772	5,441
Terex (1)(2)	54,500	3,520
		111,013
Road & Rail 0.7%		
Burlington Northern Santa Fe	218,735	16,145
CSX	263,904	9,086
Norfolk Southern	240,869	12,113
Ryder System (1)	34,293	1,751
Union Pacific	164,288	15,118
		54,213
Trading Companies & Distributors 0.0%		
W. W. Grainger	42,732	2,989
		2,989
Total Industrials & Business Services		832,505
INFORMATION TECHNOLOGY 15.1%		
Communications Equipment 2.7%		
ADC Telecommunications (2)	62,897	914
Avaya (2)	274,389	3,836
Ciena (1)(2)	53,015	1,469
Cisco Systems (2)	3,681,109	100,605
Comverse Technology (2)	119,407	2,521
Corning (2)	948,569	17,748
JDS Uniphase (1)(2)	130,570	2,175
Juniper Networks (1)(2)	303,000	5,739
Motorola	1,466,036	30,142
QUALCOMM	1,002,185	37,872
Tellabs (2)	272,279	2,793
		205,814
Computers & Peripherals 3.7%		
Apple (2)	515,432	43,729

Dell (2)	1,378,124	34,577
EMC (2)	1,336,563	17,643
Hewlett-Packard	1,660,643	68,402
IBM	913,858	88,781
Lexmark International (1)(2)	60,409	4,422
NCR (2)	107,798	4,609
Network Appliance (2)	226,123	8,882
QLogic (2)	95,878	2,102
Sandisk (1)(2)	136,200	5,861
Sun Microsystems (2)	2,135,708	11,576
		290,584
Electronic Equipment & Instruments 0.3%		
Agilent Technologies (2)	246,436	8,588
Jabil Circuit (1)	110,674	2,717
Molex (1)	82,676	2,615
Sanmina-SCI (2)	327,667	1,130
Solectron (2)	563,968	1,816
Symbol Technologies	153,049	2,287
Tektronix	48,596	1,418
		20,571
Internet Software & Services 1.4%		
eBay (2)	702,443	21,122
Google, Class A (2)	130,000	59,862
IAC/InterActiveCorp (1)(2)	129,300	4,805
Monster Worldwide (2)	68,453	3,193
VeriSign (1)(2)	135,000	3,247
Yahoo! (2)	743,496	18,989
		111,218
IT Services 1.1%		
Affiliated Computer Services, Class A (2)	70,453	3,441
Automatic Data Processing	333,781	16,439
Cognizant Technology Solutions (2)	85,200	6,574
Computer Sciences (2)	103,411	5,519

Convergys (2)	83,006	1,974
Electronic Data Systems	313,095	8,626
Fidelity National Information	86,400	3,464
First Data	463,403	11,826
Fiserv (2)	103,615	5,431
Paychex	204,105	8,070
Sabre Holdings, Class A (1)	74,001	2,360
Unisys (1)(2)	193,967	1,521
Western Union	464,103	10,405
		85,650
Office Electronics 0.1%		
Xerox (2)	582,156	9,867
		9,867
Semiconductor & Semiconductor Equipment 2.4%		
Advanced Micro Devices (2)	334,306	6,803
Altera (2)	215,416	4,239
Analog Devices	207,074	6,806
Applied Materials	838,871	15,477
Broadcom, Class A (2)	281,927	9,109
Intel	3,497,516	70,825
KLA-Tencor (1)	118,828	5,912
Linear Technology	177,714	5,388
LSI Logic (1)(2)	245,287	2,208
Maxim Integrated Products	192,579	5,897
Micron Technology (2)	456,036	6,366
National Semiconductor	176,314	4,002
Novellus Systems (1)(2)	74,025	2,548
NVIDIA (2)	214,108	7,924
PMC-Sierra (1)(2)	161,932	1,087
Teradyne (1)(2)	111,873	1,674
Texas Instruments	899,384	25,902
Verigy (2)	28,850	512

Xilinx	201,583	4,800
		187,479
Software 3.4%		
Adobe Systems (2)	352,242	14,484
Autodesk (2)	138,796	5,616
BMC Software (2)	124,634	4,013
CA (1)	247,276	5,601
Citrix Systems (2)	106,306	2,876
Compuware (2)	212,013	1,766
Electronic Arts (2)	186,320	9,383
Intuit (2)	208,584	6,364
Microsoft	5,247,353	156,686
Novell (2)	224,409	1,391
Oracle (2)	2,423,467	41,538
Symantec (2)	569,667	11,878
		261,596
Total Information Technology		1,172,779
MATERIALS 3.0%		
Chemicals 1.5%		
Air Products and Chemicals	132,683	9,325
Ashland	38,853	2,688
Chemtura (1)	1,378	13
Dow Chemical	580,699	23,193
DuPont	559,023	27,230
Eastman Chemical (1)	48,304	2,865
Ecolab (1)	107,889	4,876
Hercules (2)	66,369	1,282
International Flavors & Fragrances (1)	45,454	2,234
Monsanto	329,752	17,322
PPG Industries	100,923	6,480
Praxair (1)	195,039	11,572
Rohm & Haas	85,068	4,349

TELECOMMUNICATION SERVICES 3.5%

Diversified Telecommunication Services 2.9%		
AT&T	2,332,929	83,402
BellSouth	1,107,299	52,165
Centurytel	76,175	3,326
Citizens Communications (1)	203,713	2,927
Embarq	92,711	4,873
Qwest Communications International (1)(2)	977,619	8,183
Verizon Communications	1,774,793	66,093
Windstream	259,409	3,689
		224,658
Wireless Telecommunication Services 0.6%		
Alltel	223,985	13,547
Sprint Nextel	1,756,224	33,175
		46,722
Total Telecommunication Services		271,380

UTILITIES 3.4%

Electric Utilities 1.8%		
Allegheny Energy (2)	102,095	4,687
American Electric Power	246,844	10,510
Duke Energy (2)(6)	728,474	14,023
Edison International	202,244	9,198
Entergy	128,921	11,902
Exelon	412,710	25,543
FirstEnergy	198,568	11,974
FPL Group (1)	250,682	13,642
Pinnacle West Capital (1)	62,126	3,149
PPL	236,158	8,464
Progress Energy (1)	159,451	7,826
Southern Company	460,286	16,966
		137,884

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $6,134,836)	$ 8,004,300
Affiliated companies (cost $123,610)	126,549
Total investments in securities	8,130,849
Receivable for shares sold	172,302
Dividends and interest receivable	10,927
Receivable for investment securities sold	1,026
Other assets	101
Total assets	8,315,205
Liabilities	
Obligation to return securities lending collateral	295,954
Payable for investment securities purchased	196,174
Payable for shares redeemed	58,074
Due to affiliates	1,024
Investment management fees payable	955
Other liabilities	1,072
Total liabilities	553,253
NET ASSETS	$ 7,761,952
Net Assets Consist of:	
Undistributed net investment income	$ 1,130
Undistributed net realized loss	(208,123)
Net unrealized gain	1,872,961
Paid-in capital applicable to 204,045,283 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	6,095,984
NET ASSETS	$ 7,761,952
NET ASSET VALUE PER SHARE	$ 38.04

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($ 000s)

	Year Ended 12/31/06
Investment Income (Loss)	
Income	
Dividend	$ 142,247
Interest	429
Securities lending	349
Total income	143,025
Expenses	
Shareholder servicing	13,077
Investment management	9,845
Prospectus and shareholder reports	378
Custody and accounting	306
Registration	111
Proxy and annual meeting	52
Trustees	38
Legal and audit	29
Miscellaneous	450
Reductions of fees and expenses	
Investment management fees waived	(1,297)
Total expenses	22,989
Expenses paid indirectly	(26)
Net expenses	22,963
Net investment income	120,062
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(40,227)
Futures	16,280
Net realized loss	(23,947)
Change in net unrealized gain (loss)	
Securities	871,714
Futures	1,510
Change in net unrealized gain	873,224
Net realized and unrealized gain	849,277
INCREASE IN NET ASSETS FROM OPERATIONS	$ 969,339

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($ 000s)

	Year Ended 12/31/06	12/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 120,062	$ 82,009
Net realized gain (loss)	(23,947)	141,736
Change in net unrealized gain	873,224	30,496
Increase in net assets from operations	969,339	254,241
Distributions to shareholders		
Net investment income	(119,052)	(81,889)
Capital share transactions*		
Shares sold	2,037,677	1,623,080
Shares issued in connection with fund acquisition	–	272,312
Distributions reinvested	117,305	80,459
Shares redeemed	(1,001,289)	(1,179,046)
Redemption fees received	56	60
Increase in net assets from capital share transactions	1,153,749	796,865
Net Assets		
Increase during period	2,004,036	969,217
Beginning of period	5,757,916	4,788,699
End of period	**$ 7,761,952**	**$ 5,757,916**
Undistributed net investment income	1,130	120
*Share information		
Shares sold	57,450	49,787
Shares issued in connection with fund acquisition	–	8,353
Distributions reinvested	3,294	2,458
Shares redeemed	(28,334)	(36,018)
Increase in shares outstanding	32,410	24,580

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Index Trust, Inc. (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Equity Index 500 Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 30, 1990. The fund seeks to match the performance of the Standard & Poor’s 500 Stock Index®.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 0.5% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended December 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, the value of loaned securities was $287,413,000; aggregate collateral consisted of $295,954,000 in the money market pooled trust and U.S. government securities valued at $50,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,411,472,000 and $185,329,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, totaled $119,052,000 and were characterized as ordinary income for tax purposes. At December 31, 2006, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $10,590,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2007. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2006, the fund had $196,975,000 of capital loss carryforwards, of which $48,781,000 expire in 2009, and $148,194,000 expire thereafter through 2014.

At December 31, 2006, the cost of investments for federal income tax purposes was $6,269,036,000.

NOTE 4 - ACQUISITION

On July 11, 2005, the fund acquired substantially all of the assets of the TD Waterhouse Equity Index 500 Fund and the TD Waterhouse Dow 30 Fund (collectively, the acquired funds), pursuant to the Agreement and Plan of Reorganization dated March 23, 2005, and approved by shareholders of the acquired funds on June 28, 2005. The acquisition was accomplished by a tax-free exchange of 3,779,100 shares of the fund (with a value of $123,199,000) for the 15,495,297 shares of the TD Waterhouse Equity Index 500 Fund outstanding on July 8, 2005. An additional 4,574,021 shares of the fund (with a value of $149,113,000) were exchanged for the 14,291,813 shares of TD Waterhouse Dow 30 Fund outstanding on that date. The aggregate net assets of the acquired funds at that date included $13,894,000 of unrealized appreciation and $5,182,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired funds were combined with those of the fund, resulting in aggregate net assets of $5,496,527,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.15% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.35%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2010. Pursuant to this agreement, management fees in the amount of $1,297,000 were waived during the year ended December 31, 2006. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $4,378,000 remain subject to repayment at December 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $106,000 for Price Associates, $2,417,000 for T. Rowe Price Services, Inc., and $2,956,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2006, the fund was charged $988,000 for shareholder servicing costs related to the college savings plans, of which $814,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 8% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Retirement Funds (Retirement Funds) may invest. The Retirement Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Retirement Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2006, the fund was allocated $5,558,000 of Retirement Funds’ expenses, of which $4,378,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 43% of the outstanding shares of the fund were held by the Retirement Funds.

Consistent with its investment objective, the fund may invest in T. Rowe Price Group, Inc. Additionally, the fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $7,116,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $119,548,000 and $157,101,000, respectively. During the year ended December 31, 2006, dividend income from T. Rowe Price Group totaled $86,000, and the value of shares of T. Rowe Price Group held at December 31, 2006, and December 31, 2005, was $7,001,000 and $4,565,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Index Trust, Inc. and Shareholders of T. Rowe Price Equity Index 500 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Index 500 Fund (one of the portfolios comprising T. Rowe Price Index Trust, Inc., hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $120,062,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $120,062,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the igation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.
Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1994	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
1994	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[115]	Price International, Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe Price
Global Investment Services Limited; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
2006	Trust Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
President, Index Trust	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Index Trust	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Wendy R. Diffenbaugh (1953)	Vice President, T. Rowe Price
Vice President, Index Trust

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Index Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Index Trust	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Index Trust	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Index Trust	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Index Trust	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Index Trust	Group, Inc.

Ken D. Uematsu, CFA (1966)	Assistant Vice President, T. Rowe Price
Executive Vice President, Index Trust

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Index Trust

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Index Trust	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Paul W. Wojcik, CFA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Index Trust	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Index Trust, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007